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                           MFS(R) EMERGING GROWTH FUND

                      Supplement to the Current Prospectus


The  description  of  portfolio  managers  under the  "Management  of the Funds"
section is hereby restated as follows:

John W. Ballen, President and Chief Investment Officer of MFS, has been employed by MFS as a portfolio manager since 1984. Mr. Ballen has been the fund's portfolio manager since the fund's inception in 1986. Dale A. Dutile, a Vice President of MFS, has been employed by MFS as a portfolio manager since 1994. Mr. Dutile became a portfolio manager of the fund on February 1, 2000.


                The date of this Supplement is February 1, 2000.